UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 17, 2025

INFLECTION POINT ACQUISITION CORP. IV

(Exact name of registrant as specified in its charter)

Cayman Islands	001-42392	98-1797826
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1345 Avenue of the Americas, Fl 47
New York, NY 10105

(Address of principal executive offices, including zip code)

212-984-3835
(Registrant’s telephone number, including area code)

N.A.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one right	BACQU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	BACQ	The Nasdaq Stock Market LLC
Rights, each right entitling the holder to receive one-tenth (1/10) of one Class A ordinary share	BACQR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry Into A Material Definitive Agreement.

As previously disclosed, in connection with the Business Combination Agreement, dated August 13, 2025 (the “Business Combination Agreement,” and the transactions contemplated thereby, the “Business Combination”), by and among Inflection Point Acquisition Corp. IV, a Cayman Islands exempted company (which shall transfer by way of continuation out of the Cayman Islands and domesticate as a Delaware corporation prior to the consummation of the Business Combination (the “Closing”)) (“Inflection Point,” and Inflection Point after the Closing, “New Merlin Labs”), Merlin Labs, Inc. (“Merlin Labs”), and other parties signatory thereto, Inflection Point and Merlin Labs entered into a Securities Purchase Agreement, dated August 13, 2025 (the “Closing PIPE Subscription Agreement”), with the accredited investor named therein (the “Closing PIPE Investor”), pursuant to which, the Closing PIPE Investor agreed, among other things, to purchase at Closing 4,901,961 shares of New Merlin Labs’ 12.0% Series A Cumulative Convertible Preferred Stock, par value $0.0001 per share (the “New Merlin Labs Preferred Stock”), having the rights, preferences and privileges set forth in the Certificate of Designation of Preferences, Rights and Limitations of the New Merlin Labs Preferred Stock and a warrant to purchase a number of shares of common stock, par value $0.0001 per share, of New Merlin Labs (“New Merlin Labs Common Stock”), equal to the amount of shares into which such shares of New Merlin Labs Common Stock underlying the New Merlin Labs Preferred Stock are initially convertible (a “Closing Warrant”), for an aggregate purchase price of $50,000,000 (the “Closing PIPE Investment”).

On November 17, 2025, Inflection Point and Merlin Labs entered into an amendment to the Closing PIPE Subscription Agreement with the Closing PIPE Investor (“Amendment No. 1 to the Closing PIPE Subscription Agreement”), pursuant to which the Closing PIPE Investor agreed to increase its Closing PIPE Investment to $100,000,000, for which it will receive 9,803,922 shares of New Merlin Labs Preferred Stock and a Closing Warrant to purchase a number of shares of New Merlin Labs Common Stock equal to the amount of shares into which such shares of New Merlin Labs Common Stock underlying the New Merlin Labs Preferred Stock are initially convertible, on the same terms and conditions as the Closing PIPE Subscription Agreement.

Inflection Point and Merlin Labs also entered into Securities Purchase Agreements, dated November 17, 2025 (the “Additional Closing PIPE Subscription Agreements”), with certain accredited investors signatory thereto (the “Additional Closing PIPE Investors”), pursuant to which, among other things, the Additional Closing PIPE Investors agreed to purchase, and Inflection Point agreed to sell, an aggregate of 1,666,668 shares of New Merlin Labs Preferred Stock and Closing Warrants to purchase a number of shares of New Merlin Labs Common Stock that is equal to 75% of the amount of shares into which such shares of New Merlin Labs Common Stock underlying the New Merlin Labs Preferred Stock are initially convertible, in a private placement, on substantially the same terms as the Closing PIPE Subscription Agreement (the “Additional Closing PIPE Investment”).

In connection with the Additional Closing PIPE Subscription Agreements, the Additional Closing PIPE Investors will enter into an amended and restated registration rights agreement with New Merlin Labs (the “A&R Registration Rights Agreement”), pursuant to which, among other things, the Additional Closing PIPE Investors will be granted certain customary registration rights, on the terms and subject to the conditions therein, with respect to securities of New Merlin Labs that they will hold following the Business Combination.

The foregoing descriptions of the terms and conditions of each of (i) Amendment No. 1 to the Closing PIPE Subscription Agreement, (ii) the Additional Closing PIPE Subscription Agreements and (iii) the A&R Registration Rights Agreement do not purport to be complete and are qualified in their entirety by the full text of the forms of (i) Amendment No. 1 to the Closing PIPE Subscription Agreement, (ii) the Additional Closing PIPE Subscription Agreements and (iii) the A&R Registration Rights Agreement, which are attached hereto as Exhibits 10.1, 10.2, and 10.3, respectively.

Item 3.02. Unregistered Sales of Equity Securities.

The disclosure set forth above in Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein. The securities to be offered and sold in connection with the Closing PIPE Investment and the Additional Closing PIPE Investment have not been registered under the Securities Act of 1933, as amended (the “Securities Act“), in reliance upon the exemption from registration provided in Section 4(a)(2) of the Securities Act.

Item 7.01. Regulation FD Disclosure.

On November 17, 2025, Inflection Point and Merlin Labs jointly issued a press release announcing the expansion of its private placement in public equity commitments. The press release is furnished hereto as Exhibit 99.1 and incorporated by reference into this Item 7.01.

Furnished as Exhibit 99.2 hereto and incorporated into this Item 7.01 by reference is the investor presentation that Inflection Point and Merlin Labs have prepared for use in connection with the Additional Closing PIPE Investment.

The foregoing (including Exhibits 99.1 and 99.2) is being furnished pursuant to Item 7.01 and will not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor will it be deemed to be incorporated by reference in any filing under the Securities Act or the Exchange Act.

Item 8.01. Other Events.

As previously disclosed, in connection with the transactions contemplated by the Business Combination Agreement, on August 13, 2025, Merlin Labs entered into Note Purchase Agreements (the “Pre-Funded Note Purchase Agreement”) with certain accredited investors named therein (collectively, the “Note Investors”). Pursuant to the Pre-Funded Note Purchase Agreement, the Note Investors agreed, among other things, to purchase, and Merlin Labs issued and sold, an aggregate of approximately $55 million of convertible promissory notes (the “Pre-Funded Convertible Notes”) and warrants (the “Pre-Funded Warrants”), substantially concurrently with the signing of the Business Combination Agreement.

On November 17, 2025, Merlin Labs, Inflection Point Fund I LP and one of the other Note Investors entered into an amendment to the Pre-Funded Note Purchase Agreement, pursuant to which the Note Investor purchased for approximately $9.3 million, an additional Pre-Funded Convertible Note with a principal of approximately $10.9 million and a Pre-Funded Warrant, on the same terms and conditions as the Pre-Funded Note Purchase Agreement.

Additional Information

The Business Combination will be submitted to shareholders of Inflection Point for their consideration. In connection with the Business Combination, Inflection Point intends to file a registration statement on Form S-4 (the “Registration Statement”) with the SEC, which will include a proxy statement/prospectus and certain other related documents, which will serve as both the proxy statement to be distributed to its shareholders in connection with its solicitation for proxies for the vote by its shareholders in connection with the Business Combination and other matters to be described in the Registration Statement, as well as the prospectus relating to the offer and sale of the securities to be issued to Merlin Labs’ equityholders in connection with the completion of the Business Combination. After the Registration Statement is declared effective, Inflection Point will mail a definitive proxy statement and other relevant documents to its shareholders as of the record date established for voting on the Business Combination. This communication is not a substitute for the Registration Statement, the definitive proxy statement/prospectus or any other document that Inflection Point will send to its shareholders in connection with the Business Combination.

INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ, WHEN AVAILABLE, THE REGISTRATION STATEMENT, PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE BUSINESS COMBINATION AND THE PARTIES TO THE BUSINESS COMBINATION. Investors and security holders will be able to obtain copies of these documents (if and when available) and other documents filed with the SEC free of charge at www.sec.gov. The definitive proxy statement/final prospectus (if and when available) will be mailed to shareholders of Inflection Point as of a record date to be established for voting on the Business Combination. Shareholders of Inflection Point will also be able to obtain copies of the proxy statement/prospectus without charge, once available, by directing a request to: Inflection Point Acquisition Corp. IV, 1345 Avenue of the Americas, 47th FL, New York, NY 10105.

Participants in the Solicitation

Inflection Point and its directors, executive officers, and other members of management, and consultants, under SEC rules, may be deemed participants in the solicitation of proxies from Inflection Point’s shareholders with respect to the Business Combination. A list of the names of those directors and executive officers and a description of their interests in Inflection Point is contained in the sections entitled “Security Ownership of Certain Beneficial Owners and Management and Related Shareholder Matters” and “Directors, Executive Officers and Corporate Governance — Conflicts of Interest” of Inflection Point’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, filed with the SEC on March 10, 2025, and which is available free of charge at the SEC’s website at www.sec.gov, and supplemented by the Current Report on Form 8-K filed with the SEC on July 11, 2025, and which is available free of charge at the SEC’s website at www.sec.gov. Additional information regarding the interests of such participants will be contained in the Registration Statement when available.

Merlin Labs, its directors, executive officers, other members of management, and employees, under SEC rules, may be deemed participants in the solicitation of proxies of Inflection Point’s shareholders in connection with the Business Combination. A list of the names of such directors and executive officers and information regarding their interests in the Business Combination will be included in the Registration Statement when available.

Forward Looking Statements

Certain statements made herein are not historical facts but may be considered “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook” or the negatives of these terms or variations of them or similar terminology or expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding future events, the proposed Business Combination between Inflection Point and Merlin Labs, the estimated or anticipated future results and benefits of New Merlin Labs following the Business Combination, including the likelihood and ability of the parties to successfully consummate the Business Combination, future opportunities for New Merlin Labs and other statements that are not historical facts.

These statements are based on the current expectations of Inflection Point and/or Merlin Labs’ management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on, by any investor as a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Inflection Point and Merlin Labs. These statements are subject to a number of risks and uncertainties regarding Merlin Labs’ business and the Business Combination, and actual results may differ materially. These risks and uncertainties include, but are not limited to: general economic, political and business conditions; the inability of the parties to consummate the Business Combination or the occurrence of any event, change or other circumstances that could give rise to the termination of the Business Combination Agreement; the number of redemption requests made by Inflection Point’s shareholders in connection with the Business Combination; the outcome of any legal proceedings that may be instituted against the parties following the announcement of the Business Combination; the risk that the approval of the shareholders of Merlin Labs or Inflection Point for the Business Combination is not obtained; failure to realize the anticipated benefits of the Business Combination, including as a result of a delay in consummating the potential transaction; the risk that the Business Combination disrupts current plans and operations as a result of the announcement and consummation of the Business Combination; the risks related to the rollout of Merlin Labs’ business and the timing of expected business milestones; the effects of competition on Merlin Labs’ business; the ability of New Merlin Labs to execute its growth strategy, manage growth profitably and retain its key employees; the ability of New Merlin Labs to obtain or maintain the listing of its securities on a U.S. national securities exchange following the Business Combination; costs related to the Business Combination; and other risks that will be detailed from time to time in filings with the SEC. The foregoing list of risk factors is not exhaustive. There may be additional risks that Merlin Labs and Inflection Point presently do not know or that Merlin Labs and Inflection Point currently believe are immaterial that could also cause actual results to differ from those contained in forward-looking statements. In addition, forward-looking statements provide Merlin Labs’ and/or Inflection Point’s expectations, plans or forecasts of future events and views as of the date of this communication. Merlin Labs and Inflection Point anticipate that subsequent events and developments will cause their assessments to change. However, while Merlin Labs and/or Inflection Point may elect to update these forward-looking statements in the future, Merlin Labs and Inflection Point specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing Merlin Labs’ or Inflection Point’s assessments as of any date subsequent to the date of this communication. Accordingly, undue reliance should not be placed upon the forward-looking statements. Nothing herein should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or results of such forward-looking statements will be achieved.

No Offer or Solicitation

This communication is for informational purposes only and is not (i) an offer to purchase, nor a solicitation of an offer to sell, subscribe for or buy any securities, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law nor (ii) the solicitation of any vote in any jurisdiction pursuant to the Business Combination or otherwise. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act. No securities commission or securities regulatory authority in the United States or any other jurisdiction has in any way passed upon the merits of the Business Combination or the accuracy or adequacy of this communication.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibits

10.1*†	Form of Amendment No. 1 to the Securities Purchase Agreement (Closing PIPE Subscription Agreement).

10.2*†	Form of Securities Purchase Agreement.

10.3	Form of Amended & Restated Registration Rights Agreement (incorporated by reference to Exhibit 10.5 to Inflection Point’s Current Report on Form 8-K, filed with the SEC on August 14, 2025).

99.1*	Press Release, dated November 17, 2025.

99.2*	Investor Presentation, dated November 2025.

104	Cover Page Interactive Data File-Embedded within the inline XBRL document.

*	Filed herewith.

†	Certain of the schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(a)(5). The Registrant agrees to furnish a copy of all omitted schedules to the SEC upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 17, 2025

INFLECTION POINT ACQUISITION CORP. IV

By:	/s/ Michael Blitzer
	Name:	Michael Blitzer
	Title:	Chairman and Chief Executive Officer